Worthington Industries Board of Directors Approves Separation of Worthington Steel

•
Record date for distribution of Worthington Steel common shares will be November 21, 2023
•
“When-issued” trading of Worthington Steel and Worthington Industries ex-distribution common shares expected to begin on November 28, 2023
•
Distribution date expected to be December 1, 2023

COLUMBUS, Ohio (November 9, 2023) — Worthington Industries, Inc. (“Worthington Industries” or the “Company”) (NYSE: WOR), a leading industrial manufacturer, today announced that its Board of Directors (the “Board”) approved the previously announced separation of its Steel Processing business, Worthington Steel, Inc. (“Worthington Steel”) via a spin-off that is generally intended to be tax-free to shareholders for U.S. federal income tax purposes. The Board declared a pro rata distribution of 100% of the outstanding common shares of Worthington Steel to Worthington Industries shareholders of record as of the close of business on November 21, 2023 (the “Record Date”). The distribution is expected to be payable prior to market open on December 1, 2023 (“Distribution Date”). As a result of the distribution, Worthington Industries shareholders will receive one common share of Worthington Steel for every one common share of Worthington Industries they hold on the Record Date. No action is required by Worthington Industries shareholders to receive the distributed common shares of Worthington Steel.

The Company expects “when-issued” trading of Worthington Steel common shares to begin on November 28, 2023, on the New York Stock Exchange (“NYSE”), under the symbol “WS WI.” The “when-issued” trading market is a market for the yet-to-be-issued Worthington Steel common shares that will be distributed to holders of Worthington Industries on the Distribution Date. Shareholders who own Worthington Industries common shares at the close of business on the Record Date will be entitled to receive shares of Worthington Steel in the distribution, but they can trade this entitlement separately from their Worthington Industries common shares in the “when-issued” market. “Regular-way” trading of Worthington Steel common shares is expected to begin on the NYSE on December 1, 2023, under the symbol “WS.” On December 1, 2023, Worthington Industries will also be renamed Worthington Enterprises, Inc. and will continue to trade on the NYSE under the ticker symbol “WOR.”

Worthington Steel

Following the planned separation, Worthington Steel will be a market-leading steel processor and producer of electrical steel laminations and automotive lightweighting solutions. Worthington Steel expects to maintain a strong balance sheet and continue its balanced approach to capital allocation. In addition to attractive growth opportunities through strategic capital investments, Worthington Steel will be well-positioned to capitalize on growth opportunities from the anticipated global shift toward electrified vehicles.

“This is an exciting step toward Worthington Steel’s launch as an independent company,” said Geoff Gilmore, executive vice president and chief operating officer, Worthington Industries, and the future chief executive officer of Worthington Steel. “Our sharpened strategic focus is expected to fuel our growth in the electrification, sustainability and infrastructure markets, and we look forward to capitalizing on new growth opportunities as a standalone organization.”

Worthington Enterprises

Following the planned separation, Worthington Enterprises will be a market-leading designer and manufacturer of innovative Building Products, Consumer Products and Sustainable Energy Solutions. As a more focused company, Worthington Enterprises will be well-positioned to capitalize on key trends in sustainability, technology, remodeling and construction and outdoor living. Worthington Enterprises will continue to pursue a growth strategy focused on leveraging its robust new product pipeline of innovative, sustainable, tech-enabled solutions to disrupt mature markets.

Andy Rose, president and chief executive officer, Worthington Industries, and future chief executive officer of Worthington Enterprises, said, “Today’s announcement marks one of the final milestones for our planned separation of Steel Processing, as we turn one great company into two. We look forward to completing this transaction as we build on our shared legacy and create two distinct, market-leading companies with strong cash flows and compelling growth opportunities.”

Additional Information About the Distribution

Worthington Industries shareholders who hold Worthington Industries common shares on the Record Date will either receive a book-entry account statement reflecting their ownership of Worthington Steel common shares, or their brokerage account will be credited with Worthington Steel shares, without any further action. The shares are expected to be credited to “street name” shareholders through the Depository Trust Corporation (DTC) on the Distribution Date.

Fractional common shares of Worthington Steel will not be distributed to Worthington Industries shareholders. Instead, the fractional common shares of Worthington Steel will be aggregated and sold in the open market, with the net proceeds distributed pro rata in cash payments to the Worthington Industries shareholders who otherwise would have received fractional common shares of Worthington Steel.

An information statement containing details regarding the distribution of Worthington Steel common shares and Worthington Steel’s business and management following the consummation of the distribution will be mailed to Worthington Industries shareholders prior to the Distribution Date. The distribution of Worthington Steel common shares remains subject to the satisfaction or waiver of customary conditions, including the Securities and Exchange Commission (“SEC”) having declared effective Worthington Steel’s Registration Statement on Form 10, as amended, which Worthington Steel has filed with the SEC and is available at the SEC’s website at http://www.sec.gov, as described in the information statement.

Holders of Worthington Industries common shares are encouraged to consult with their financial advisors regarding the specific implications of selling Worthington Industries common shares on or before the Distribution Date.

For U.S. federal income tax purposes, U.S. shareholders of Worthington Industries (other than those subject to special rules) are generally not expected to recognize gain or loss as a result of the distribution, except with respect to cash received in lieu of fractional common shares of Worthington Steel. Worthington Industries shareholders are urged to consult with their tax advisors with respect to the U.S. federal, state and local or foreign tax consequences, as applicable, of the distribution.

WOR Trading Information

Worthington Industries common shares will continue to trade “regular way” on the NYSE under the symbol “WOR” through the Distribution Date. Worthington Industries expects that beginning November 28, 2023, there will be two markets in Worthington Industries common shares on the NYSE: “regular-way” under the symbol “WOR” and “ex-distribution” under the symbol “WOR WI.” Prior to the Distribution Date, Worthington Industries common shares that trade in the “regular-way” market will trade with the right to receive common shares of Worthington Steel on the Distribution Date. Common shares of Worthington Industries that trade in the “ex-distribution” market will trade without the right to receive common shares of Worthington Steel on the Distribution Date and will reflect the name change to Worthington Enterprises.

About Worthington Industries

Worthington Industries (NYSE:WOR) is a leading industrial manufacturing company pursuing its vision to be the transformative partner to its customers, a positive force for its communities and earn exceptional returns for its shareholders. For over six decades, the Company has been delivering innovative solutions to customers spanning industries such as automotive, energy, retail and construction. Worthington Industries is North America’s premier value-added steel processor and producer of laser welded solutions and electrical steel laminations that provide lightweighting, safety critical and emission reducing components to the mobility market.

Through on-board fueling systems and gas containment solutions, Worthington Industries serves the growing global hydrogen ecosystem. The Company’s focus on innovation and manufacturing expertise extends to market-leading consumer products in tools, outdoor living and celebrations categories, sold under brand names, Coleman®, Bernzomatic®, Balloon Time®, Level5 Tools®, Mag Torch®, Well-X-Trol®, General®, Garden-Weasel®, Pactool International® and Hawkeye™; as well as market leading building products, including water systems, heating & cooling solutions, architectural and acoustical grid ceilings and metal framing and accessories.

Headquartered in Columbus, Ohio, Worthington Industries operates 52 facilities in 15 states and nine countries, sells into over 90 countries and employs approximately 9,500 people. Founded in 1955, the Company follows a people-first Philosophy with earning money for its shareholders as its first corporate goal. Relentlessly finding new ways to drive progress and transform, Worthington Industries is committed to providing better solutions for customers and bettering the communities where it operates by reducing waste, supporting community-based non-profits and developing the next generations of makers.

Safe Harbor Statement

The Company wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995 (the “Act”). Statements by the Company relating to the intended separation of Worthington Steel; the timing and method of the separation; the anticipated benefits of the separation; the expected financial and operating performance of, and future opportunities for, each company following the separation; the tax treatment of the transaction; the leadership of each company following the separation; and other non-historical matters constitute “forward-looking statements” within the meaning of the Act. Forward-looking statements may be characterized by terms such as “believe,” “anticipate,” “should,” “would,” “intend,” “plan,” “will,” “expect,” “estimate,” “project,” “positioned,” “strategy,” “targets,” “aims,” “seeks,” “sees” and similar expressions. Because they are based on beliefs, estimates and assumptions, forward-looking statements are inherently subject to risks and uncertainties that could cause actual results to differ materially from those projected. Any number of factors could affect actual results, including, without limitation, the final approval of the separation by our board of directors; the uncertainty of obtaining regulatory approvals in connection with the separation, including rulings from the Internal Revenue Service; the ability to satisfy the necessary closing conditions to complete the separation on a timely basis, or at all; our ability to successfully separate the two companies and realize the anticipated benefits of the separation; the risks, uncertainties and impacts related to the COVID-19 pandemic - the duration, extent and severity of which is impossible to predict, including the possibility of future resurgence in the spread of COVID-19 or variants thereof - and the availability, effectiveness and acceptance of vaccines, and other actual or potential public health emergencies and actions taken by governmental authorities or others in connection therewith; the effect of national, regional and global economic conditions generally and within major product markets, including significant economic disruptions from COVID-19, the actions taken in connection therewith and the implementation of related fiscal stimulus packages; the effect of conditions in national and worldwide financial markets, including inflation and increases in interest rates, and with respect to the ability of financial institutions to provide capital; the impact of tariffs, the adoption of trade restrictions affecting the Company’s products or suppliers, a United States withdrawal from or significant renegotiation of trade agreements, the occurrence of trade wars, the closing of border crossings, and other changes in trade regulations or relationships; changing oil prices and/or supply; product demand and pricing; changes in product mix, product substitution and market acceptance of the Company’s products; volatility or fluctuations in the pricing, quality or availability of raw materials (particularly steel), supplies, transportation, utilities, labor and other items required by operations (especially in light of COVID-19 and Russia’s invasion of Ukraine); the outcome of adverse claims experience with respect to workers’ compensation, product recalls or product liability, casualty events or other matters; effects of facility closures and the consolidation of operations; the effect of financial difficulties, consolidation and other changes within the steel, automotive (especially in light of the semi-conductor shortages), construction and other industries in which the Company participates; failure to maintain appropriate levels of inventories; financial difficulties (including bankruptcy filings) of original equipment manufacturers, end-users and customers, suppliers, joint venture partners and others with whom the Company does business; the ability to realize targeted expense reductions from headcount reductions, facility closures and other cost reduction efforts; the ability to realize cost savings and operational, sales and sourcing improvements and efficiencies, and other expected benefits from transformation initiatives, on a timely basis; the overall success of, and the ability to integrate, newly-acquired businesses and joint ventures, maintain and develop their customers, and achieve synergies and other expected benefits and cost savings therefrom; capacity levels and efficiencies, within facilities, within major product markets and within the industries in which the Company participates as a whole; the effect of disruption in the business of suppliers, customers, facilities and shipping operations due to adverse weather, casualty events, equipment breakdowns, labor shortages (especially in light of the COVID-19 pandemic), interruption in utility services, civil unrest, international conflicts, terrorist activities or other causes; changes in customer demand, inventories, spending patterns, product choices, and supplier choices; risks associated with doing business internationally, including economic, political and social instability (especially in light of Russia’s invasion of Ukraine), foreign currency exchange rate exposure and the acceptance of the Company’s products in global markets; the ability to improve and maintain processes and business practices to keep pace with the economic, competitive and technological environment; the effect of inflation and interest rate increases, which may negatively impact the Company’s operations and financial results; deviation of actual results from estimates and/or assumptions used by the Company in the application of its significant accounting policies; the level of imports and import prices in the Company’s markets; the impact of environmental laws and regulations or the actions of the United States Environmental Protection Agency or similar regulators which increase costs or limit the Company’s ability to use or sell certain products; the impact of increasing environmental, greenhouse gas emission and sustainability regulations; the impact of judicial rulings and governmental regulations, both in the United States and abroad, including those adopted by the United States Securities and Exchange Commission (“SEC”) and other governmental agencies as contemplated by the Coronavirus Aid, Relief and Economic Security (CARES) Act, the Consolidated Appropriations Act, 2021, the American Rescue Act of 2021, and the Dodd-Frank Wall Street Reform and the

Consumer Protection Act of 2010; the effect of healthcare laws in the United States and potential changes for such laws, especially in light of the COVID-19 pandemic which may increase the Company’s healthcare and other costs and negatively impact the Company’s operations and financial results; the effect of tax laws in the U.S. and potential changes for such laws, which may increase the Company’s costs and negatively impact its operations and financial results; cyber security risks; the effects of privacy and information security laws and standards; and other risks described from time to time in the filings of Worthington Industries, Inc. with the SEC, including those described in “Part I - Item 1A. - Risk Factors” of the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2023, and its subsequent filings with the SEC. Forward-looking statements should be construed in the light of such risks. Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. Worthington does not undertake, and hereby disclaim, any obligation to update any forward-looking statements, whether as a result of new information, future developments or otherwise.

# # #